Needham & Company 11th Annual
Growth Conference Presentation
INX Inc.
Nasdaq: INXI
www.INXI.com
January 7, 2009
Jim Long, Chairman & CEO
Presentation Agenda:
  Operations
  Financial performance & position
  Market conditions
  Updated Q4 guidance & comments on recent trends

[redacted]

[redacted]

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

[redacted]

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recent filing on Form 10-Q, which we urge you to read.

GAAP Reconciliation and
 Forward-Looking Statements
All financial results shown are for continuing operations unless otherwise noted
GAAP Reconciliation
Safe Harbor Statement

- Unified communications and data center virtualization solutions
- We plan, design, sell and install and support complex solutions for enterprise organizations
- We have practice areas focused in six interrelated areas:
  - Enterprise Network Infrastructure
  - Unified Communications and VoIP
  - Wireless Networks / Mobility
  - Network Security
  - Network Storage
  - Virtualization

Overview - INX Inc.
  NASDAQ GM: INXI
  Shares Outstanding: ~8.7MM
  Float: ~6.7MM
  Diluted shares: ~9.3MM
  90-day avg. volume: ~20,000
  Headquarters: Houston, Texas
 (corporate administration) and
 Dallas, Texas (operations)

Managed Services
Professional Services
Products
The INX Solutions Set
Selling network, IP telephony,
network security, wireless,
security, network storage and
virtualization products
Network assessment and
design consulting and
implementation services,
billed hourly or by project
15%-19% target gross margin,
a level we have been
achieving
30%-35% target gross margin,
trending towards this range
12%-15% of total revenue
Monitoring and management
of the customer’s network
and network-related devices
40%-50% target gross
margin, trending towards this
range
1%-3% of total revenue and
growing
80%-85% of total revenue
33% growth for 2007
29% growth for 2007
70% growth for 2007
No working capital required
Modest working capital
required
Modest working capital and
substantial investment capital
required

Increasing IP Network Importance & Complexity
 Benefits Focused Solutions Providers Like INX
Voice / Video
Wireless Access
Storage
Collaboration
Security
Demand For Focused Solutions Provider Services
Routing & Switching
Enterprise organizations are realizing
that the IP network is rapidly becoming
the platform for all forms of
communications, while at the same time
the network is becoming more complex.
INX is benefiting from this trend.
Virtualization

Growth Strategies
 Expand into select, complementary categories of technology such as recent additions of network security, network storage and virtualization as focused practice areas (most of which has now been accomplished)
 Geographic expansion - to grow the number and size of customers
 Make selective, strategic, accretive acquisitions

Austin

- 5 markets < 4 years ago
- 7 new markets added in '05 & '06
- 1st New England / Boston added 8/31/07
- Sacramento location on 6/9/08
- Second New England / Boston + Glastonbury CT added 11/14/08

INX

Geographic Expansion -
 3X Growth Since Mid-2005
Houston
San Antonio
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
 (Federal)
Boston
(2)
Boise
Sacramento

Schlumberger

HALLIBURTON

SAMSUNG

FOUR SEASONS
Hotels and Resorts

Reliant Energy

Neiman Marcus

GENERAL DYNAMICS
Strength On Your Side

IBM

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA

DEPARTMENT OF JUSTICE

ARMY NATIONAL GUARD

U.S. DEPARTMENT OF HOMELAND SECURITY

CITY OF HOUSTON
TEXAS

The University of Texas

HOUSTON INDEPENDENT SCHOOL DISTRICT

INX

Increasing Number and Size of Customers
  We serve U.S. “enterprise”
 organizations - corporate, state and
 local government, federal government,
 and education - with 200 to 50,000
 employees
  As we have become more of a
 “national” scope organization, we have
 been able to win larger customers and
 transactions
  As we continue to grow our national
 presence we believe our ability to win
 larger-sized customers will continue to
 be enhanced
  No material direct exposure to
 problematic industry sectors such as
 homebuilding, mortgage companies,
 investment banking, etc.

2006		2007		% Incr.
Education	$ 29,201	16.2%	$ 35,378	14.0%	21.2%
Healthcare	22,856	12.7%	31,249	12.3%	36.7%
Government - Federal	19,774	11.0%	25,253	10.0%	27.7%
Government - Local	6,863	3.8%	21,942	8.7%	219.7%
Government - State	11,446	6.3%	17,522	6.9%	53.1%
Financial	3,530	2.0%	16,526	6.5%	368.1%
Technology	9,779	5.4%	14,692	5.8%	50.2%
Leasing	5,854	3.2%	13,041	5.1%	122.8%
Unclassified	7,618	4.2%	12,757	5.0%	67.4%
Energy	13,651	7.6%	11,380	4.5%	-16.6%
Services	6,077	3.4%	8,169	3.2%	34.4%
Industrial	3,613	2.0%	7,455	2.9%	106.3%
Indian Nation	6,614	3.7%	7,218	2.8%	9.1%
Utility	5,883	3.3%	4,598	1.8%	-21.8%
Retail	4,543	2.5%	3,803	1.5%	-16.3%
Internet	825	0.5%	3,693	1.5%	347.9%
15 other smaller categories	22,210	12.3%	18,627	7.4%	-16.1%
Totals	$ 180,338	100.0%	$ 253,303	100.0%	40.5%

Customer Categories and Mix
(Dollars in thousands; based on customer billings)
52%
of
2007
A disproportionate percentage of 2007 business was with
customers that are well positioned to benefit from probable
federal government stimulus during next several years

Competition: National Presence +
 Focus & Expertise Are Competitive Advantages
High focus
& expertise
Low focus
& expertise
Low geographic
presence
High geographic
presence
INX’s increasingly
national presence,
combined with a high
level of focus and
expertise, is a
competitive advantage
with large, national-
presence customers
Small, focused,
regional solutions
providers
Large IT solutions
providers and
telecom carriers
Small, generalist
VARs & IT solutions
providers
In addition, INX’s
balance sheet strength
is increasingly
becoming a
competitive advantage
in the current tight
credit environment

Operating Financial Performance

[redacted]

[redacted]
$30.0
$29.0
$28.0
$27.0
$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]
$6.2
$6.0
$5.8
$5.6
$5.4
$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

Improving Per Diluted Share Operating Results
  On a per diluted share basis, INX has materially improved key areas of operating performance:
   Revenue per share +30% over past 7 quarters; +16% over past 4 quarters
   Gross profit per share +34% over past 7 quarters; +23% over past 4 quarters
   Operating income per share +154% over past 7 quarters; +57% over past 4 quarters
  This improvement is a result of organic revenue growth, accretive acquisitions and improving employee productivity
TTM Revenue / Share
TTM Gross Profit / Share
TTM Oper. Income / Shr.
+ 30%
+ 34%
+ 154%

[redacted]

[redacted]

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

$30
$25
$20
$15
$10
$5
$0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

Improving Return On Capital Used In Operations
 (Operating Income / Capital Used In Operations)
  Improving operating income relative to the amount of capital used to generate such operating income is key to improving long-term shareholder value
  Careful use of capital for acquisitions and other investments used to generate improving operating income has resulted in substantial improvement on the return on the capital deployed to generate such operating income
  The ratio of operating income to capital used in operations, (defined as trailing 12-month operating income divided by average equity capital plus debt minus cash) has improved substantially
TTM Operating Income
TTM Average Capital Used
Ratio
+ 212%
+ 32%

Balance Sheet,
Liquidity
& Credit Availability

[redacted]

[redacted]

$5.6
$4.6
$3.6
$2.6
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

25%
20%
15%
10%
5%
0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

Improving Balance Sheet
  INX’s balance sheet has shown substantial improvement; currently stronger balance sheet than at any recent time
  Stockholders equity and net cash per diluted share have both improved substantially over the past 7 quarters
  Maximum leverage, measured in terms of the debt/equity ratio, has been around a maximum of 20%, and is at 0% at 9/30/2008
Stockholder’s Equity / Share
Net Cash / Share
Debt / Equity Ratio

12/31/2007	6/30/2008	9/30/2008
		(unaudited)	(unaudited)
ASSETS:			
Cash and cash equivalents	$ 9,340	$ 12,604	$ 15,806
Accounts receivable, net	45,128	51,787	51,077
Inventory	1,439	1,147	1,872
Deferred income taxes	2,100	2,100	2,100
Other current assets	2,062	1,657	1,101
PP&E, net	4,421	5,019	5,593
Goodwill and other intangible assets, net	19,751	25,768	25,584
Total assets	$ 84,241	$ 100,082	$ 103,133
LIABILITIES & STOCKHOLDERS' EQUITY:			
Short term debt	$ 6,200	$ 67	$ 36
Accounts payable	37,233	41,604	42,719
Accrued expenses	5,363	7,405	8,409
Deferred income taxes	1,565	1,565	1,565
Other liabilities	1,853	1,253	1,311
Total liabilities	52,214	51,894	54,040
Stockholders' equity	32,027	48,188	49,093
Total liabilities and stockholders' equity	$ 84,241	$ 100,082	$ 103,133

INX

Balance Sheet Data
(Dollars in thousands)

Accounts receivable, net	$ 51,077	65.9%
Cash and cash equivalents	15,806	20.4%
Fixed assets, net	5,593	7.2%
Deferred income taxes	2,100	2.7%
Inventory	1,872	2.4%
Other current assets	1,101	1.4%
Totals	$ 77,549	100.0%

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Oct 07
Nov 07
Dec 07
Jan 08
Feb 08
Mar 08
Apr 08
May 08
Jun 08
Jul 08
Aug 08
Sep 08

Simple Balance Sheet / High Quality Assets
(Dollars in thousands)
Tangible Assets at 9/30/2008
% of Total A/R Aged Over 60 Days At Month End
  INX has a very simple balance sheet
  Accounts receivable is the largest
 tangible asset, followed by cash
  INX has high quality enterprise
 organizations as customers
  No deterioration in aging of accounts
 receivables over past year

Credit Availability and Liquidity
 - At September 30, 2008
  During Q3 we spent $557,000 to repurchase 79,940 shares under our repurchase plan
  Record levels of cash on hand at $15.8 million, or $1.82 per share in cash
  No funded (interest bearing) debt outstanding under credit lines
  $60 million operating credit facility used to purchase product from vendors for resale to customers had an outstanding balance of $39.4 million (subject to collateral availability)
  $10 million credit facility available for acquisitions with zero balance
  Generating positive cash flow from operations of the business:
  Weak Q3 net income was $426,000
  Q3 non-cash equity compensation expense was $429,000
  Q3 non-cash depreciation and amortization expense was $664,000
  Q3 non-cash income tax expense was $395,000
$1.9 million

Stock Price

Volume 13,200
15.50
15.25
15.00
14.75
14.50
14.25
14.00
13.75
13.50
13.25
13.00
12.75
12.50
12.25
12.00
11.75
11.50
11.25
11.00
10.75
10.50
10.25
10.00
9.75
9.50
9.25
9.00
8.75
8.50
8.25
8.00
7.75
7.50
7.25
7.00
6.75
6.50
6.25
6.00
5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
200,000
150,000
100,000
50,000
0
05 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 06 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 07 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 08 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

INX

Recent Stock Price
 Reflects Fears About The Future, Not Fundamentals
Daily Chart
As of 12/31/2008
4-year: -44%
2008: -58%

9/30/2004	9/30/2008
Diluted shares at end of quarter	5,547,912	9,338,353
YTD revenue / diluted share	10.59	20.94
YTD operating income / diluted share	0.14	0.47
Stockholders' equity / diluted share	2.67	5.26
Debt / diluted share	1.15	-
Cash, net of debt, / diluted share	(0.35)	1.69

INX

Stock Price Does Not Reflect
 Improvement In Fundamentals
  As of 12/31/2008, the price of INXI
 common stock has decreased 44%
 compared to 4 years earlier
  There is no correlation with the
 substantial improvement in
 fundamentals over the past 4 years
  A comparison of YTD 9-month results provides a reasonable view of the fundamental improvement that has occurred over the past 4 years:
  Revenue / diluted share increased 98%
  Operating income / diluted share increased 249%
  Stockholders’ equity / diluted share increased 97%
  Debt / diluted share decreased from $1.15 per share to $0, and cash, net of debt, increased from negative $0.35 per share to positive $1.69 per share, resulting in reduced leverage and risk

Update On Recent Trends In Business
&
Outlook

Q4-2008 Outlook Provided On November 6, 2008
 & Update to Previous Guidance as of January 7, 2009
  When we provided guidance on 11/6/2008 we expanded our range of expectations somewhat due to lower visibility as compared to recent quarters, which reduced visibility was driven by macro-
 economic and credit market uncertainty
  For Q4-2008 ended December, 31, 2008 we expected:
  Total revenue in the range of $61-$68 million, an increase of 8% to 20% compared to prior year period revenue of $56.6 million
  Services revenue in the range of $10-$12 million, an increase of 25%-50% compared to prior year period service revenue of $8.0 million
  Updated guidance: We currently expect Q4-2008 revenue to be above the low end of the previous range of guidance, and possibly as high as the middle of the range of guidance
  We continue to maintain our long-term target ranges for gross profit margin of 15%-19% for products and 30%-35% for services, and for operating profit margin in the range of 4%-7%, the achievement of which is dependent upon leveraging certain operating expenses against continued
 revenue growth
  While we do not provide earnings guidance, we do expect that for the next two to three quarters that both gross margin percentage and operating profit margin percentage will be pressured somewhat due to our efforts to expand newer practice areas and our efforts to aggressively gain market share

Market Developments & Recent Customer Demand
  Over one year ago, on November 5, 2007, we reported that tight credit markets and worries over a possible recession were causing slowing customer demand
  Customer demand hit a low point in March 2008 and rebounded each month from that point through July, peaked in July, and then softened somewhat August and September
  For Q3-08, organic (excluding acquisitions) product order bookings increased by 34% y/y, with the strongest y/y growth occurring early in the quarter in the month of July, and slowing in August and July
  Financial market turmoil in late September and early October caused a pause in customer decision making, which together with credit availability issues, caused customer demand to slow substantially in early October; organic product bookings decreased by 26% y/y for the month of October
  However, organic order bookings improved somewhat in November (~ flat y/y), and further improved in December (+44% y/y)
  Consensus thinking indicates that the U.S. economy has moved from a “slowdown” to a true economic recession with negative y/y GDP growth expected over the upcoming several quarters, and perhaps longer

Impact Of Recent Market Developments
  The recessionary economic environment, combined with tight credit availability, will continue to negatively impact industry-wide customer demand near-term, and possibly for several quarters, or even longer
  INX’s industry is well positioned on a relative basis because unified communications and data center virtualization are areas of cap-ex that result in tangible cost savings
  Tight credit availability will likely cause some leveraged competitors to experience capital constraints and related performance issues, and there will likely be a redistribution of industry revenues based on balance sheet strength and credit capacity
  INX can benefit because of our strong balance sheet and credit capacity
  To take advantage of this market opportunity we will selectively hire top sales and engineering talent that becomes available, as well as make acquisitions
  Hiring during a period of weakened customer demand will negatively impact operating profit margin percentage in the near-term, but will improve earnings potential when customer demand improves

Recent Measures We Have Taken
  In December INX made staff reductions of approximately 7.5% of its total staff
  These staff reductions will result in one-time charges of approximately $230,000, or about
 $0.026 per share on a pre-tax basis, which will impact Q4 results
  Ongoing expense reduction starting 1/1/2009 resulting from these staff reductions is approximately $1.2 million per quarter, or about $0.14 per share on a pre-tax basis
  We undertook these measures in order to:
  Materially reduce the level of ongoing fixed expenses and better position the company for continued weak market conditions
  Position the company for a higher content of “data center” oriented business as compared to “unified communications” business
  We plan to continue to selectively hire top sales and engineering talent, particularly in our newer virtualization practice area, and we plan to continue to hire for positions that we believe will directly result in revenue production

Why We Are Optimistic About INX’s Prospects
  INX currently has a small share of its target markets, which markets include some of the best areas of technology, from a growth perspective
  Well positioned to gain market share against competitors because of our strong balance sheet in market conditions in which some competitors will be credit constrained
  Well positioned to make acquisitions on favorable terms due to the fact that some acquisition candidates will be credit constrained and more willing to sell on terms favorable to INX
  Focused on some of the highest growth areas of enterprise technology, and many of these areas of technology provide a compelling tangible return on investment

Why We Are Optimistic About The Future For
 The Areas Of Technology INX Provides
  Unified communications is still in a state of relative infancy; the majority of enterprise phone systems are still antiquated TDM PBX technology; many organizations can experience a tangible ROI from deploying UC, beneficial in good or bad times
  Network security issues will continue unabated, irrespective of economic conditions, and failure to resolve security issues “is not an option” for most enterprises
  Growth in network storage capacity, which occurs irrespective of economic conditions, will continue to drive demand for upgrading storage; the natural path of upgrade is to newer technology that INX is focused on deploying - INX started storage practice < 3 years ago
  Virtualization of servers has one of the most compelling ROI metrics of any area of IT and communications enterprise spending, and delaying the deployment of virtualization because of an economic downturn is therefore illogical - new for INX since June ‘08
  Virtualization of servers within the datacenter often requires an upgrade of the network infrastructure within the datacenter, leading to “data center virtualization”
  Web 2.0 enterprise applications are moving into the enterprise environment and will increase the use of video in the enterprise, in turn increasing network load
  TelePresence video communications solutions help save money by reducing travel costs and this area of technology is expected to continue to grow - new for INX since April ‘08

$44
$71
$107
$156
$208
$252
2003
2004
2005
2006
2007
TTM @ 9/30/08

INX

Summary
Revenue in millions
  Excellent long-term track record of industry-leading
 organic growth and executing on acquisitions
  Superior financial performance in the face of the
 economic slowdown that is now over 15 months old:
  TTM revenue / diluted share + 16%
  TTM non-GAAP net income / diluted share +53%
  Well positioned for the economic recession:
  Focused on best growth areas of technology
  Strong balance sheet
  Plan to take advantage of current market conditions